UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08621

Name of Fund:  MuniHoldings New Jersey Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniHoldings New Jersey Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 07/31/05

Date of reporting period: 08/01/04 - 07/31/05

Item 1 -   Report to Stockholders


MuniHoldings Fund II, Inc.
MuniHoldings New Jersey Insured Fund, Inc.


Annual Reports
July 31, 2005



(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


These reports, including the financial information herein, are transmitted to shareholders of MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniHoldings Fund II, Inc.
MuniHoldings New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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MuniHoldings Fund II, Inc.
MuniHoldings New Jersey Insured Fund, Inc.


The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional
$50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of July 31, 2005, the percentages of MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc.'s total net assets invested in inverse floaters were 2.30% and 3.66%, respectively, before the deduction of Preferred Stock.



ANNUAL REPORTS                                                    JULY 31, 2005



A Letter From the President


Dear Shareholder

We have been referring to 2005 as a "muddle through" year for the financial markets, characterized by positive and negative crosscurrents that have conspired to create a fairly complicated investing environment. Amid these conditions, the major market benchmarks managed to post positive results for the current reporting period, as follows:


Total Returns as of July 31, 2005                                             6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    +5.45%        +14.05%
Small-cap U.S. equities (Russell 2000 Index)                                   +9.58%        +24.78%
International equities (MSCI Europe Australasia Far East Index)                +3.76%        +21.06%
Fixed income (Lehman Brothers Aggregate Bond Index)                            +0.95%        + 4.79%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 +1.48%        + 6.35%
High yield bonds (Credit Suisse First Boston High Yield Index)                 +2.16%        +10.19%


On August 9, the Federal Reserve Board (the Fed) increased the federal funds rate for the tenth consecutive time since June 2004, bringing the target short-term interest rate to 3.5%. Just months ago, some observers felt that slowing global economic growth and subdued inflation might cause the Fed to end its monetary tightening campaign. Most recently, however, positive economic news (including a favorable employment report for July and resilient consumer spending) has prompted new concerns that the Fed may increase interest rates more than is necessary to moderate economic growth and keep inflation in check.

After ending 2004 in a strong rally, equity markets fell slightly into negative territory in the first half of 2005. July, however, brought the strongest monthly gain of the calendar year and helped to boost equity market returns for the current reporting period. Working in favor of equities have been surprisingly strong corporate earnings reports and low long-term bond yields. Conversely, continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks.

In the fixed income markets, the yield curve flattened considerably as short-term rates rose in concert with the Fed rate hikes and long-term bond yields fell. Over the past 12 months, the two-year Treasury yield rose 134 basis points (1.34%) to 4.02% while the 10-year Treasury yield declined 22 basis points to 4.28% - making the spread between the two just 26 basis points. At period-end, the 10-year Treasury yield finally appeared to be on a slow upward trend after falling below 4% in June.

Financial markets are likely to face continued crosscurrents for the remainder of 2005. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



ANNUAL REPORTS                                                    JULY 31, 2005



A Discussion With Your Funds' Portfolio Managers


We focused our investment further out on the municipal yield curve, a strategy that proved constructive as the curve flattened and long-term bonds outperformed short-term issues.


Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields generally have moved sharply lower as their prices, which move in the opposite direction, increased. The improvement in long-term bond prices came in response to a number of favorable conditions. Initial estimates for second quarter 2005 gross domestic product growth came in at 3.4%, representing a slowdown from 2004 and the first quarter of 2005. Fixed income investors also have focused on inflationary trends, slowing foreign economies, and strong, currency-related demand for U.S. Treasury issues from many Asian governments.

In the meantime, the Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target rate to 3.25% by period-end (and to 3.5% on August 9). As short-term interest rates moved higher in concert with the Fed interest rate hikes and longer-term bond yields declined, the result was a considerable flattening of the yield curve. During the past 12 months, the 30-year U.S. Treasury bond yield declined 73 basis points to 4.47% while the 10-year Treasury yield fell 22 basis points to 4.28%.

Tax-exempt bond yields exhibited a similar pattern during the year. Yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 45 basis points to 4.86%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 56 basis points to 4.35% while AAA-rated bonds maturing in 10 years saw their yields decline 13 basis points to end the July period at 3.66%.

The declining tax-exempt bond yields continued to encourage municipalities to both issue new debt and refund outstanding, higher-couponed issues.
Over the past year, more than $388 billion in new long-term tax-exempt bonds was issued, an increase of greater than 6% versus last year's total of $364 billion. In recent months, the pace of new bond issuance has strengthened. During the last six months, more than $222 billion in new municipal bonds was underwritten, an increase of 13.8% compared to issuance in the same six months of 2004. Issuance so far in 2005 has been boosted by a nearly 50% increase in refunding issues, which have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product has remained generally positive. According to statistics from the Investment Company Institute, through June 30, 2005, year-to-date net new cash flows into long-term municipal bond funds has exceeded $2.5 billion. This represents a significant improvement from the $4.6 billion net outflow seen during the same period in 2004. Weekly figures for July, as reported by AMG Data Service, also pointed to positive flows. Throughout much of the past six months, higher-yielding tax-exempt bond funds have been the principal target for the new cash inflows. During June, these lower-rated/non-rated bond funds received an average of $170 million per week. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads. Additionally, for the first six months of the year, the percentage of new issues bearing an insurer's guarantee has risen to nearly 60%, up from 53.6% during the same period a year ago. The increased percentage of insured issuance has further reduced the availability of lower-rated municipal securities, lending more support to higher prices for these issues.

Municipal bond issues have underperformed their taxable counterparts in recent months as U.S. Treasury bonds have enjoyed increased demand from foreign governments, which are unable to benefit from the tax advantage inherent in tax-exempt products. This underperformance, however, has resulted in very attractive tax-exempt bond yield ratios. We believe this should continue to attract both traditional and nontraditional investors to the municipal marketplace, especially if new municipal bond issuance remains manageable, as expected.


MuniHoldings Fund II, Inc.


How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2005, the Common Stock of MuniHoldings Fund II, Inc. had net annualized yields of 6.95% and 6.85%, based on a year-end per share net asset value of $15.03 and a per share market price of $15.25, respectively, and $1.044 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +15.46%, based on a change in per share net asset value from $13.98 to $15.03, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                    JULY 31, 2005



The Fund's total return, based on net asset value, exceeded the +10.92% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance is primarily attributed to two factors - an overweight exposure to spread product, which benefited from a continued narrowing of credit spreads, and the Fund's yield curve strategies.

In general, credit spreads on lower investment grade and non-investment grade securities narrowed due to improvements in corporate balance sheets and municipal government finances. This improvement in creditworthiness and the low level of absolute interest rates caused an increase in demand for securities providing incremental yield. Several of the same credits that contributed to the Fund's outperformance in previous periods continued to enjoy above-average price appreciation during the past 12 months. Among them were the bonds of Pocahontas Parkway Association, a toll road in Virginia. It was announced during the period that a foreign entity was negotiating the purchase of the parkway and will ultimately defease the existing debt. (When bonds are defeased, the securities are retired at their first call date, generally resulting in substantial price appreciation.) Spreads on the bonds of National Gypsum Company, a producer of wallboard for the building industry, continued to contract on positive earnings releases derived from the strong housing market.

In terms of our yield curve positioning, the Fund began the period with an emphasis on bonds with maturities between 15 years and 20 years. After the municipal yield curve steepened to historical levels, we shifted the Fund's maturity focus to longer maturities (specifically, between 23 years and 28 years). The recent flattening of the yield curve has helped the Fund's performance as bonds with slightly longer maturities outperformed the broader market.

For the six-month period ended July 31, 2005, the total investment return on the Fund's Common Stock was +4.70%, based on a change in per share net asset value from $14.87 to $15.03, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the year?

Over the past 12 months, we concentrated on reducing the Fund's exposure to spread product and reinvesting the proceeds in the high-grade market, where we believe a better balance of risk and reward exists. In particular, we reduced exposure to credits rated BBB and lower, as these securities significantly outperformed the broader market over the past 24 months.

Purchases during the 12-month period have been aimed at capitalizing on the relative cheapness of AAA-rated New York, New Jersey and California tax-exempt bonds. The Fund increased exposure to these states' debt as an increase in new-issue supply caused a temporarily weak technical market, and presented us with attractive buying opportunities. In addition, we've taken advantage of the recent yield curve flattening by shifting a portion of the portfolio's assets back into the 20-year sector of the curve. Relative value returned to the 20-year sector, allowing us to increase our exposures in that segment of the curve.

For the six months ended July 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.21% for Series A and 2.10% for Series B. At this point in the Fed's monetary tightening cycle, interest rate increases are having an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period. Nevertheless, we are still able to borrow at a lower rate than where we invest, and this has continued to generate an income benefit to the holders of Common Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 34.17% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)



ANNUAL REPORTS                                                    JULY 31, 2005



A Discussion With Your Funds' Portfolio Managers (concluded)


How would you characterize the Fund's position at the close of the period?

Our primary focus is on maintaining the portfolio's current yield and protecting the Fund's net asset value in case of a future rise in long-term interest rates. We expect the economy to continue to remain healthy over the next several quarters, pushing interest rates slightly higher. We will continue to reduce our exposure to spread product with the expectation of reaching a market-neutral exposure within the next three months.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


MuniHoldings New Jersey Insured Fund, Inc.


Describe conditions in the State of New Jersey.

New Jersey has remained active in the debt market, reflecting the state's efforts to manage its fiscal challenges.

New Jersey's fiscal year 2006 budget was passed on the June 30 deadline. The state closed a projected $4 billion budget gap by significantly cutting government spending, freezing most direct aid to municipalities and school districts at current levels, and expanding the sales tax. The gap also was filled with help from larger-than-expected tax revenues in the fourth quarter of the state's 2005 fiscal year. As a result of approximately $1.5 billion in unexpected tax revenue, the state was able to restore a portion of property tax rebates, providing relief for senior citizens and disabled homeowners and tenants. In addition, other homeowners with incomes of up to $125,000 will qualify for property tax rebates.

Although New Jersey's governor spoke at length in his budget address about the need to control the rising costs of entitlements for state employees, the 2006 budget does not include recurring spending reductions in the state-run pension plan or the free healthcare benefits provided to government employees and teachers. The state will continue to make only minimal pension funding contributions despite a rising shortfall in its pension obligation.

On a positive note, New Jersey Department of Labor statistics indicate that the unemployment rate is improving. The state's unemployment rate declined from 4.2% in April 2005 to 3.9% in May. This is well below the national average of 5.1% in May 2005 and a full percentage point lower than the state's May 2004 unemployment rate of 4.9%.


How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2005, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. had net annualized yields of 6.07% and 5.97%, based on a year-end per share net asset value of $15.62 and a per share market price of $15.89, respectively, and $.948 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +10.63%, based on a change in per share net asset value from $15.03 to $15.62, and assuming reinvestment of all distributions.

While the Fund provided a competitive yield, its total return, based on net asset value, trailed the +11.96% average return of the Lipper New Jersey Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the State of New Jersey.)

Several strategies contributed to Fund performance during the year. Most notable was our yield curve positioning, which was designed to capitalize on what we expected would be a flattening yield curve. We moved a portion of bonds in the 10-year - 15-year maturity range further out on the curve to the 20-year - 30-year area. Our strategy paid off, as the yield curve did flatten and shorter-term bonds significantly lagged longer-term issues. Also adding to performance were our positions in zero-coupon, or capital appreciation, bonds, as well as the portfolio's exposure to lower-rated investment grade credits. These lower-quality issues continued to benefit as spreads (versus higher-quality issues of comparable maturity) narrowed throughout the year.

Detracting from relative performance was, primarily, the fact that the Fund has more limited investment parameters than many of its peers. This prohibited us from taking fuller advantage of the outperformance of lower-quality issues, particularly non-rated and non-investment grade bonds, which were among the market's top performers. Still, the Fund was able to provide an above-average yield and an attractive absolute return while maintaining a high credit-quality portfolio. Late in the period, the Fund experienced significant redemptions of several of its more seasoned, higher-yielding bonds as issuers exercised their option to redeem higher-couponed outstanding debt. This left us to reinvest the proceeds at current market rates, which were lower than the rates offered on the original investments.



ANNUAL REPORTS                                                    JULY 31, 2005



For the six-month period ended July 31, 2005, the total investment return on the Fund's Common Stock was +1.77%, based on a change in per share net asset value from $15.83 to $15.62, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

As mentioned earlier, we focused on adding longer-dated bonds to the portfolio and selling some of our shorter-dated holdings. For the fiscal year, issuance of long-term municipal bonds in New Jersey increased a remarkable 82% versus the same 12 months a year ago. (This compared to a much more modest increase in national issuance of roughly 6% - 7%.) The significant increase in debt issuance was prompted by the state's need to close its budget gap, particularly in the third and fourth quarters of 2004, and also reflected the state's efforts to aggressively refinance its debt in the low interest rate environment. The net result was that New Jersey municipal bonds became less expensive on a relative basis. Although much of the new issuance was in the 10-year - 20-year range (contributing to the yield curve flattening in this area under the weight of the excess supply), we still found sufficient opportunity to accomplish our restructuring goals.

While we did extend the Fund's duration to a more neutral posture, we were reluctant to extend much further given our interest rate outlook and the likely impact on the portfolio's distribution yield. In order to maintain a relatively competitive accrual for our shareholders, we were inclined to hold onto several of our shorter holdings that are booked at higher yields and generate meaningful income for the portfolio. On balance, these holdings proved beneficial not only from a yield perspective, but also with respect to instances in which the bonds were advance refunded, which typically resulted in an increase in market value.

For the six-month period ended July 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 1.97%; Series B, 1.93%; Series C, 1.96%; Series D, 2.02%; and Series E, 1.89%. At this point in the Fed's monetary tightening cycle, interest rate increases are having an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period. Nevertheless, we are still able to borrow at a lower rate than where we invest, and this has continued to generate an income benefit to the holders of Common Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 38.17% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund ended the period relatively neutral with respect to interest rate risk. Overall, we do not anticipate any major changes in terms of portfolio composition or structure. We maintain a high-quality portfolio. In fact, the Fund's average credit quality improved during the year as spreads tightened, and we took profits on some of our lower-rated investment grade holdings, particularly bonds backed by tobacco revenues, which were among the market's best performers. Recently, it was anticipated that an additional $2.3 billion in tobacco bonds would be brought to market from the refinancing of a 2003 tobacco deal. A challenge in the state legislature has resulted in the postponement of this issuance. Nevertheless, we expect that New Jersey supply will remain fairly robust as the state continues to refinance its debt, which should keep New Jersey bonds inexpensive on a relative basis.


Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager


August 25, 2005



ANNUAL REPORTS                                                    JULY 31, 2005



Special Message to Shareholders


A Municipal Bonds Update in the Aftermath of Hurricane Katrina

Hurricane Katrina caused tremendous human suffering, and the total damage estimates are currently ranging in excess of $50 billion, making it the worst natural disaster to hit the United States. Despite the widespread devastation from the storm, we believe that there should be no long-term negative effect on the credit ratings of state and local governments in Louisiana, Mississippi and Alabama. It is our view that the affected states should recover with no major long-term financial or economic damage. These states possess broad-based economies outside of the areas suffering hurricane destruction, and, as sovereign entities, maintain the exclusive right to collect a broad array of tax revenues.

Given the extent of the damage from the hurricane, the local entities most heavily affected, including New Orleans, Biloxi and Mobile, could possibly face credit rating downgrades in the near term due to constrained financial operations resulting from reduced economic activity and short-term cash flow disruptions. However, we do not view any credit deterioration as a long-term trend and believe these areas also will recover. Like states, these municipalities retain strong revenue-raising abilities, particularly property and sales taxes, and also can reduce expenses.

The region's recovery likely will be aided by an injection of revenues in the form of federal emergency aid, private insurance and charitable contributions. However, given the severity of the damage from Hurricane Katrina, it is difficult to predict the length of recovery and the amount and timing of additional federal aid or claims paid by private municipal bond insurers. Many public entities have issued insured debt, for which private insurers guarantee timely payment of principal and interest. This especially benefits holders of bonds secured by more economically sensitive revenues, such as hotel and sales taxes, which are expected to slow significantly in the short term. We do not foresee any widespread or prolonged debt service defaults. The few defaults that may occur should be temporary in nature, and we believe there will be a complete recovery over a short period of time.


John M. Loffredo
Managing Director and Co-Chief Investment Officer
Municipal Products Group of Merrill Lynch Investment Managers


September 6, 2005



Quality Profiles as of July 31, 2005


                                               Percent of
MuniHoldings Fund II, Inc.                       Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           32.4%
AA/Aa                                              8.0
A/A                                               14.5
BBB/Baa                                           21.3
BB/Ba                                              5.2
B/B                                                2.2
CCC/Caa                                            2.1
NR                                                13.7
Other*                                             0.6

 * Includes portfolio holdings in short-term investments and daily adjustable tax-exempt securities.



MuniHoldings New Jersey                        Percent of
Insured Fund, Inc.                               Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           88.8%
AA/Aa                                              1.4
A/A                                                4.2
BBB/Baa                                            4.6
Other*                                             1.0

 * Includes portfolio holdings in short-term investments.



ANNUAL REPORTS                                                    JULY 31, 2005


Schedule of Investments                               MuniHoldings Fund II, Inc.   (in Thousands)
              Face
            Amount    Municipal Bonds                                                     Value
Alabama--2.2%

         $   3,450    Jefferson County, Alabama, Limited Obligation
                        School Warrants, Series A, 5% due 1/01/2024                   $     3,604


Arizona--5.0%

             1,000    Arizona Health Facilities Authority Revenue Bonds
                         (Catholic Healthcare West), Series A, 6.625%
                         due 7/01/2020                                                      1,125
             1,500    Maricopa County, Arizona, IDA, Education Revenue
                         Bonds (Arizona Charter Schools Project 1), Series A,
                         6.50% due 7/01/2012                                                1,509
             2,800    Phoenix, Arizona, IDA, Airport Facility, Revenue
                         Refunding Bonds (America West Airlines Inc.
                         Project), AMT, 6.30% due 4/01/2023                                 2,115
             1,000    Pima County, Arizona, IDA, Education Revenue Bonds
                         (Arizona Charter Schools Project), Series C, 6.75%
                         due 7/01/2031                                                      1,037
                      Pima County, Arizona, IDA, M/F Housing Revenue
                         Bonds (Columbus Village), Series A (f):
               585           6% due 10/20/2031                                                588
               770           6.05% due 10/20/2041                                             775
             1,210    Show Low, Arizona, Improvement District No. 5,
                         Special Assessment Bonds, 6.375% due 1/01/2015                     1,262


Arkansas--0.6%

             1,000    University of Arkansas, University Construction
                         Revenue Bonds (UAMS Campus), Series B, 5%
                         due 11/01/2022 (d)                                                 1,069


California--29.8%

             2,000    Benicia, California, Unified School District, GO,
                         Refunding, Series A, 5.615%* due 8/01/2020 (b)                     1,023
             2,565    California Pollution Control Financing Authority, PCR,
                         Refunding, DRIVERS, AMT, Series 878Z, 7.778%
                         due 12/01/2009 (d)(e)                                              2,997
                      California State Department of Water Resources,
                         Power Supply Revenue Bonds, Series A:
             5,000           5.25% due 5/01/2020                                            5,371
               250           5.375% due 5/01/2022                                             270
             2,250    California State, GO, Refunding, 5.375%
                         due 10/01/2027                                                     2,421
             5,200    California State Public Works Board, Lease Revenue
                         Bonds (Department of Corrections), Series C, 5.25%
                         due 6/01/2028                                                      5,520
             1,000    East Side Union High School District, California,
                         Santa Clara County, GO (Election of 2002), Series D,
                         5% due 8/01/2020 (i)                                               1,072


              Face
            Amount    Municipal Bonds                                                     Value
California (concluded)

                      Golden State Tobacco Securitization Corporation of
                         California, Tobacco Settlement Revenue Bonds:
         $     870           Series A-3, 7.875% due 6/01/2042                         $     1,084
             1,330           Series B, 5.625% due 6/01/2013 (h)                             1,503
             6,030    Los Angeles, California, Unified School District, GO,
                         Series A, 5% due 1/01/2028 (d)                                     6,365
             1,750    Poway, California, Unified School District, Special Tax
                         (Community Facilities District Number 6 Area),
                         Series A, 6.125% due 9/01/2033                                     1,838
             5,000    Sacramento County, California, Sanitation District,
                         Financing Authority, Revenue Refunding Bonds,
                         Series A, 6% due 12/01/2019                                        5,102
             5,400    San Diego, California, Unified Port District, Revenue
                         Refunding Bonds, AMT, Series A, 5.25%
                         due 9/01/2019 (d)                                                  5,829
                      San Marino, California, Unified School District, GO,
                         Series A (d):
             1,820           5.50%* due 7/01/2017                                           1,091
             1,945           5.55%* due 7/01/2018                                           1,107
             2,070           5.60%* due 7/01/2019                                           1,119
             5,000    Tracy, California, Area Public Facilities Financing
                         Agency, Special Tax Refunding Bonds (Community
                         Facilities District No. 87-1), Series H, 5.875%
                         due 10/01/2019 (d)                                                 5,266
             2,440    William S. Hart Union High School District, California,
                         Capital Appreciation, GO (Election of 2001), Series B,
                         4.70%* due 9/01/2023 (c)                                           1,047


Colorado--1.2%

             1,890    Elk Valley, Colorado, Public Improvement Revenue
                         Bonds (Public Improvement Fee), Series A, 7.10%
                         due 9/01/2014                                                      2,039


Connecticut--1.1%

             1,715    Bridgeport, Connecticut, Senior Living Facilities
                         Revenue Bonds (3030 Park Retirement Community
                         Project), 7.25% due 4/01/2035                                      1,780


Florida--8.1%

             1,700    Ballantrae, Florida, Community Development District,
                         Capital Improvement Revenue Bonds, 6%
                         due 5/01/2035                                                      1,769
             1,000    Broward County, Florida, Airport Exempt Facility
                         Revenue Bonds (Learjet Inc. Project), AMT, 7.50%
                         due 11/01/2020                                                     1,140
             2,000    Hollywood, Florida, GO, 5% due 6/01/2026 (b)                          2,129
             1,765    Miami-Dade County, Florida, Subordinate Special
                         Obligation Revenue Bonds, Series A, 5.24%*
                         due 10/01/2037 (d)                                                   336


Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single Family



ANNUAL REPORTS                                                    JULY 31, 2005


Schedule of Investments (continued)                   MuniHoldings Fund II, Inc.   (in Thousands)

              Face
            Amount    Municipal Bonds                                                     Value
Florida (concluded)

         $   2,450    Midtown Miami, Florida, Community Development
                         District, Special Assessment Revenue Bonds,
                         Series A, 6.25% due 5/01/2037                                $     2,587
             2,400    Orange County, Florida, Health Facilities Authority,
                         Hospital Revenue Bonds (Orlando Regional
                         Healthcare), 6% due 12/01/2028                                     2,615
             1,625    Pinellas County, Florida, Health Facilities Authority,
                         Revenue Refunding Bonds (Pooled Hospital Loan
                         Program), DATES, 2.23% due 12/01/2015 (a)(j)                       1,625
             1,275    Preserve at Wilderness Lake, Florida, Community
                         Development District, Capital Improvement Bonds,
                         Series A, 5.90% due 5/01/2034                                      1,309


Georgia--2.4%

             1,250    Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
                         Project), 7.90% due 12/01/2024                                     1,359
             1,315    Brunswick & Glynn County, Georgia, Development
                         Authority, First Mortgage Revenue Bonds (Coastal
                         Community Retirement Corporation Project), Series A,
                         7.25% due 1/01/2035                                                1,410
             1,250    Milledgeville-Baldwin County, Georgia, Development
                         Authority Revenue Bonds (Georgia College and State
                         University Foundation), 5.50% due 9/01/2024                        1,308


Idaho--1.2%

             2,000    Power County, Idaho, Industrial Development
                         Corporation, Solid Waste Disposal Revenue Bonds
                         (FMC Corporation Project), AMT, 6.45%
                         due 8/01/2032                                                      2,082


Illinois--2.5%

             1,000    Chicago, Illinois, O'Hare International Airport, Special
                         Facility Revenue Refunding Bonds (American Airlines
                         Inc. Project), 8.20% due 12/01/2024                                  985
             1,000    Chicago, Illinois, Special Assessment Bonds (Lake Shore
                         East), 6.75% due 12/01/2032                                        1,091
             2,000    Illinois HDA, Homeowner Mortgage Revenue Bonds,
                         AMT, Sub-Series C-2, 5.25% due 8/01/2022                           2,067


Louisiana--0.8%

             1,310    Louisiana Public Facilities Authority, Mortgage Revenue
                         Refunding Bonds (Baton Rouge General Medical
                         Center Project), 5.25% due 7/01/2033 (d)(l)                        1,384


Maine--2.2%

             3,455    Maine State Housing Authority, Mortgage Purchase
                         Revenue Refunding Bonds, Series B, 5.30%
                         due 11/15/2023                                                     3,616


Maryland--2.5%

             1,250    Maryland State Economic Development Corporation,
                         Student Housing Revenue Bonds (University of
                         Maryland College Park Project), 6.50% due 6/01/2027                1,373
             1,050    Maryland State Energy Financing Administration, Limited
                         Obligation Revenue Bonds (Cogeneration--AES
                         Warrior Run), AMT, 7.40% due 9/01/2019                             1,071
             1,600    Maryland State Health and Higher Educational Facilities
                         Authority Revenue Bonds (Calvert Health System),
                         5.50% due 7/01/2036                                                1,704


Massachusetts--4.5%

             1,000    Massachusetts Bay Transportation Authority,
                         Massachusetts, Assessment Revenue Bonds,
                         Series A, 5% due 7/01/2034                                         1,051



              Face
            Amount    Municipal Bonds                                                     Value
Massachusetts (concluded)

                      Massachusetts State Development Finance Agency
                         Revenue Bonds (Neville Communities Home),
                         Series A (f):
         $     600           5.75% due 6/20/2022                                      $       673
             1,500           6% due 6/20/2044                                               1,679
             1,000    Massachusetts State, HFA, Housing Revenue Bonds
                         (Rental Mortgage), AMT, Series C, 5.625%
                         due 7/01/2040 (a)                                                  1,036
             2,925    Massachusetts State School Building Authority,
                         Dedicated Sales Tax Revenue Bonds, Series A,
                         5% due 8/15/2030 (c)                                               3,103


Michigan--2.4%

             1,100    Flint, Michigan, Hospital Building Authority, Revenue
                         Refunding Bonds (Hurley Medical Center), Series A,
                         6% due 7/01/2020 (k)                                               1,194
             2,500    Michigan State Strategic Fund, Limited Obligation
                         Revenue Refunding Bonds, DRIVERS, AMT,
                         Series 857Z, 8.378% due 3/01/2010 (e)(i)                           2,852


Minnesota--4.5%

             1,680    Minneapolis, Minnesota, Community Development
                         Agency, Supported Development Revenue Refunding
                         Bonds (Common Bond), Series G-3, 5.35%
                         due 12/01/2021                                                     1,776
                      Rockford, Minnesota, Independent School District
                         Number 883, GO (c):
             2,870           5.60% due 2/01/2019                                            3,118
             2,390           5.60% due 2/01/2020                                            2,589


Mississippi--1.5%

                      Mississippi Business Finance Corporation, Mississippi,
                         PCR, Refunding (System Energy Resources
                         Inc. Project):
             2,000           5.875% due 4/01/2022                                           2,030
               500           5.90% due 5/01/2022                                              508


Missouri--2.1%

                      Fenton, Missouri, Tax Increment Revenue Refunding
                         and Improvement Bonds (Gravois Bluffs):
               395           6.75% due 10/01/2015                                             398
             1,000           7% due 10/01/2021                                              1,078
             1,000    Kansas City, Missouri, IDA, First Mortgage Health
                         Facilities Revenue Bonds (Bishop Spencer Place),
                         Series A, 6.50% due 1/01/2035                                      1,051
             1,000    Missouri State Development Finance Board,
                         Infrastructure Facilities Revenue Refunding Bonds
                         (Branson), Series A, 5.50% due 12/01/2032                          1,050


New Jersey--11.3%

                      New Jersey EDA, Cigarette Tax Revenue Bonds:
             4,050           5.75% due 6/15/2029                                            4,340
             1,890           5.50% due 6/15/2031                                            1,982
                      New Jersey EDA, Retirement Community Revenue
                         Bonds, Series A:
             1,000           (Cedar Crest Village Inc. Facility),
                             7.25% due 11/15/2031                                           1,087
             2,000           (Seabrook Village Inc.), 8.125%
                             due 11/15/2023                                                 2,271
             2,000    New Jersey EDA, Special Facility Revenue Bonds
                         (Continental Airlines Inc. Project), AMT, 6.625%
                         due 9/15/2012                                                      1,944


ANNUAL REPORTS                                                    JULY 31, 2005


Schedule of Investments (continued)                   MuniHoldings Fund II, Inc.   (in Thousands)
              Face
            Amount    Municipal Bonds                                                     Value
New Jersey (concluded)

         $   2,375    New Jersey Health Care Facilities Financing Authority
                         Revenue Bonds (South Jersey Hospital), 6%
                         due 7/01/2026                                                $     2,564
             2,500    New Jersey State Turnpike Authority, Turnpike
                         Revenue Bonds, Series C, 5% due 1/01/2030 (c)                      2,650
             1,725    Tobacco Settlement Financing Corporation of New
                         Jersey Revenue Bonds, 7% due 6/01/2041                             2,086


New Mexico--2.3%

             3,675    Farmington, New Mexico, PCR, Refunding (Public
                         Service Company--San Juan Project), Series A,
                         5.80% due 4/01/2022                                                3,789


New York--9.8%

             1,000    Dutchess County, New York, IDA, Civic Facility Revenue
                         Refunding Bonds (Saint Francis Hospital), Series A,
                         7.50% due 3/01/2029                                                1,063
               415    New York City, New York, City IDA, Civic Facility
                         Revenue Bonds, Series C, 6.80% due 6/01/2028                         439
             3,205    New York City, New York, Sales Tax Asset Receivable
                         Corporation Revenue Bonds, Series A, 5.25%
                         due 10/15/2027 (a)                                                 3,501
             2,200    New York State Dormitory Authority, Non-State
                         Supported Debt, Revenue Bonds (Mount Sinai--NYU
                         Medical Center Health System), 5.50% due 7/01/2026                 2,238
             2,030    New York State Dormitory Authority Revenue Bonds
                         (School Districts Financing Program), Series D, 5.25%
                         due 10/01/2023 (d)                                                 2,210
                85    New York State Dormitory Authority, Supported Debt
                         Revenue Bonds (Mental Health Facilities), Series B,
                         5.75% due 2/15/2020 (d)                                               93
                40    Suffolk County, New York, IDA, Civic Facility Revenue
                         Bonds (Special Needs Facilities Pooled Program),
                         Series D-1, 5.50% due 7/01/2007                                       41
                      Tobacco Settlement Financing Corporation of New York
                         Revenue Bonds:
             1,100           Series A-1, 5.50% due 6/01/2015                                1,203
             2,400           Series A-1, 5.50% due 6/01/2018                                2,669
             1,100           Series C-1, 5.50% due 6/01/2022                                1,202
             1,575    Westchester County, New York, IDA, Continuing Care
                         Retirement, Mortgage Revenue Bonds (Kendal on
                         Hudson Project), Series A, 6.50% due 1/01/2034                     1,683


North Carolina--1.9%

             2,000    North Carolina Eastern Municipal Power Agency,
                         Power System Revenue Bonds, Series D, 6.75%
                         due 1/01/2026                                                      2,226
             1,000    North Carolina Medical Care Commission, Health
                         Care Housing Revenue Bonds (The ARC of North
                         Carolina Projects), Series A, 5.80% due 10/01/2034                 1,015


Ohio--6.0%

            10,000    Ohio State Air Quality Development Authority, Revenue
                         Refunding Bonds (Dayton Power & Light Company),
                         Series B, 6.40% due 8/15/2027 (d)                                 10,028


Oklahoma--1.6%

             1,535    Oklahoma State Housing Finance Agency, S/F Mortgage
                         Revenue Bonds (Homeownership Loan Program),
                         Series D-2, AMT, 6.25% due 9/01/2029 (m)                           1,547
             1,075    Tulsa, Oklahoma, Municipal Airport Trust Revenue
                         Refunding Bonds (AMR Corporation), AMT, Series A,
                         5.375% due 12/01/2035                                              1,056


              Face
            Amount    Municipal Bonds                                                     Value
Pennsylvania--5.5%

         $   2,575    Lehigh County, Pennsylvania, IDA, PCR, Refunding
                         (Pennsylvania Power and Light Utilities Corporation
                         Project), 4.75% due 2/15/2027 (b)                            $     2,630
             2,750    Pennsylvania Economic Development Financing
                         Authority, Exempt Facilities Revenue Bonds
                         (National Gypsum Company), AMT, Series A,
                         6.25% due 11/01/2027                                               2,956
               540    Philadelphia, Pennsylvania, Authority for IDR,
                         Commercial Development, 7.75% due 12/01/2017                         552
             2,630    Sayre, Pennsylvania, Health Care Facilities Authority,
                         Revenue Bonds (Guthrie Healthcare System),
                         Series B, 7.125% due 12/01/2031                                    3,124


Rhode Island--1.5%

             2,190    Rhode Island State Health and Educational Building
                         Corporation, Hospital Financing Revenue Bonds
                         (Lifespan Obligation Group), 6.50% due 8/15/2032                   2,431


South Carolina--2.7%

             2,080    Medical University Hospital Authority, South Carolina,
                         Hospital Facilities Revenue Refunding Bonds,
                         Series A, 6.375% due 8/15/2012 (h)                                 2,444
             2,000    South Carolina Jobs, EDA, Economic Development
                         Revenue Bonds (Westminster Presbyterian Center),
                         7.75% due 11/15/2030                                               2,153


Tennessee--3.8%

             2,200    Hardeman County, Tennessee, Correctional Facilities
                         Corporation Revenue Bonds, Series B, 7.375%
                         due 8/01/2017                                                      2,270
             3,450    Shelby County, Tennessee, Health, Educational
                         and Housing Facility Board, Hospital Revenue
                         Refunding Bonds (Methodist Healthcare), 6.50%
                         due 9/01/2012 (h)                                                  4,075


Texas--10.5%

             2,665    Austin, Texas, Convention Center Revenue Bonds
                         (Convention Enterprises Inc.), First Tier, Series A,
                         6.70% due 1/01/2028                                                2,872
             1,000    Brazos River Authority, Texas, PCR, Refunding
                         (TXU Energy Company LLC Project), Series B,
                         4.75% due 5/01/2029                                                1,018
             2,875    Brazos River, Texas, Harbor Navigation District,
                         Brazoria County Environmental Revenue Refunding
                         Bonds (Dow Chemical Company Project), AMT,
                         Series A-7, 6.625% due 5/15/2033                                   3,193
             1,000    Dallas-Fort Worth, Texas, International Airport
                         Facility, Improvement Corporation Revenue Bonds
                         (Learjet Inc.), AMT, Series 2001-A-1, 6.15%
                         due 1/01/2016                                                      1,027
             1,000    Dallas-Fort Worth, Texas, International Airport Facility,
                         Improvement Corporation Revenue Refunding
                         Bonds (American Airlines), AMT, Series B, 6.05%
                         due 5/01/2029                                                        996
             1,300    Houston, Texas, Health Facilities Development
                         Corporation, Retirement Facility Revenue Bonds
                         (Buckingham Senior Living Community), Series A,
                         7.125% due 2/15/2034                                               1,428
             2,965    Matagorda County, Texas, Navigation District
                         No. 1, Revenue Refunding Bonds (Reliant
                         Energy Inc.), Series C, 8% due 5/01/2029                           3,256


ANNUAL REPORTS                                                    JULY 31, 2005


Schedule of Investments (concluded)                   MuniHoldings Fund II, Inc.   (in Thousands)
              Face
            Amount    Municipal Bonds                                                     Value
Texas (concluded)

         $   1,100    Port Corpus Christi, Texas, Individual Development
                         Corporation, Environmental Facilities Revenue Bonds
                         (Citgo Petroleum Corporation Project), AMT, 8.25%
                         due 11/01/2031                                               $     1,176
             2,495    Red River Authority, Texas, PCR, Refunding (Celanese
                         Project), Series A, 6.45% due 11/01/2030                           2,650


Vermont--0.6%

             1,000    Vermont Educational and Health Buildings, Financing
                         Agency Revenue Bonds (Developmental and Mental
                         Health), Series A, 6.50% due 6/15/2032                             1,056


Virginia--14.3%

               425    Chesterfield County, Virginia, IDA, PCR (Virginia
                         Electric and Power Company), Series A, 5.875%
                         due 6/01/2017                                                        465
               575    Chesterfield County, Virginia, IDA, PCR, Refunding
                         (Virginia Electric and Power Company), Series B,
                         5.875% due 6/01/2017                                                 629
             5,000    Fairfax County, Virginia, EDA, Resource Recovery
                         Revenue Refunding Bonds, AMT, Series A, 6.10%
                         due 2/01/2011 (a)                                                  5,570
                      Pocahontas Parkway Association, Virginia, Toll Road
                         Revenue Bonds:
             3,885           Senior-Series A, 5.50% due 8/15/2028                           4,043
            18,400           Senior-Series B, 7.35%* due 8/15/2030                          4,402
             3,800    Tobacco Settlement Financing Corporation of
                         Virginia, Asset-Backed Revenue Bonds, 5.625%
                         due 6/01/2037                                                      4,007
               365    Virginia State, HDA, Commonwealth Mortgage
                         Revenue Bonds, Series J, Sub-Series J-1, 5.20%
                         due 7/01/2019 (d)                                                    367
             1,095    Virginia State, HDA, Rental Housing Revenue Bonds,
                         AMT, Series B, 5.625% due 8/01/2011                                1,168
             3,200    Virginia State, HDA, Revenue Bonds, AMT, Series D,
                         6% due 4/01/2024                                                   3,381


              Face
            Amount    Municipal Bonds                                                     Value
Washington--0.6%

         $   1,050    Seattle, Washington, Housing Authority Revenue
                         Bonds (Replacement Housing Project), 6.125%
                         due 12/01/2032                                               $     1,046


Wisconsin--0.9%

             1,360    Wisconsin State Health and Educational Facilities
                         Authority Revenue Bonds (Synergyhealth Inc.),
                         6% due 11/15/2032                                                  1,464


Puerto Rico--2.7%

             3,040    Puerto Rico Electric Power Authority, Power Revenue
                         Bonds, Series RR, 5% due 7/01/2027 (i)                             3,243
             1,550    Puerto Rico Industrial, Medical and Environmental
                         Pollution Control Facilities Financing Authority,
                         Special Facilities Revenue Bonds (American
                         Airlines Inc.), Series A, 6.45% due 12/01/2025                     1,247


U.S. Virgin Islands--1.8%

             2,680    Virgin Islands Government Refinery Facilities,
                         Revenue Refunding Bonds (Hovensa Coker Project),
                         AMT, 6.50% due 7/01/2021                                           3,050

                      Total Municipal Bonds
                      (Cost--$239,938)--152.4%                                            255,390


            Shares
              Held    Short-Term Securities
                12    Merrill Lynch Institutional Tax-Exempt Fund (g)                          12

                      Total Short-Term Securities
                      (Cost--$12)--0.0%                                                        12

Total Investments (Cost--$239,950**)--152.4%                                              255,402
Liabilities in Excess of Other Assets--(0.5%)                                               (795)
Preferred Stock, at Redemption Value--(51.9%)                                            (87,019)
                                                                                      -----------
Net Assets Applicable to Common Stock--100.0%                                         $   167,588
                                                                                      ===========

  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

 ** The cost and unrealized appreciation (depreciation) of investments as of July 31, 2005, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

    Aggregate cost                                  $       239,586
                                                    ===============
    Gross unrealized appreciation                   $        16,781
    Gross unrealized depreciation                             (965)
                                                    ---------------
    Net unrealized appreciation                     $        15,816
                                                    ===============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(f) GNMA Collateralized.

(g) Investments in companies considered to be an affiliate of the Fund, for purposes of
    Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                             (in Thousands)

                                                      Net         Dividend
    Affiliate                                       Activity       Income


    Merrill Lynch Institutional Tax-Exempt Fund          --          $4

(h) Prerefunded.

(i) XL Capital Insured.

(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(k) ACA Insured.

(l) FHA Insured.

(m) GNMA/FNMA Collateralized.

    See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2005


Schedule of Investments               MuniHoldings New Jersey Insured Fund, Inc.   (in Thousands)
              Face
            Amount    Municipal Bonds                                                     Value
New Jersey--157.8%

         $   1,875    Atlantic Highlands, New Jersey, Highland Regional
                      Sewer Authority, Sewer Revenue Refunding Bonds,
                      5.50% due 1/01/2020 (b)                                         $     2,061

                      Camden County, New Jersey, Improvement Authority,
                      Lease Revenue Bonds (c)(e):
             2,635           5.375% due 9/01/2010                                           2,897
             1,540           5.50% due 9/01/2010                                            1,702

               430    Carteret, New Jersey, Board of Education, COP, 6%
                      due 1/15/2024 (d)                                                       479

             6,210    Casino Reinvestment Development Authority, New
                      Jersey, Parking Fee Revenue Bonds, Series A, 5.25%
                      due 10/01/2007 (c)(e)                                                 6,515

                      Delaware River and Bay Authority Revenue Bonds:
             2,500           5% due 1/01/2033 (d)(j)                                        2,623
             2,005           Series A, 5.625% due 1/01/2010 (a)(e)                          2,220

             4,630    Delaware River Joint Toll Bridge Commission,
                      New Jersey, Bridge Revenue Refunding Bonds,
                      5% due 7/01/2028                                                      4,827

                      Delaware River Port Authority of Pennsylvania and
                      New Jersey Revenue Bonds (c):
             5,000           5.50% due 1/01/2012                                            5,421
             6,000           5.625% due 1/01/2013                                           6,551
               500           5.75% due 1/01/2015                                              547
             4,865           6% due 1/01/2018                                               5,384
             5,525           6% due 1/01/2019                                               6,110
             2,425           (Port District Project), Series B, 5.625%
                             due 1/01/2026                                                  2,631

             7,895    East Orange, New Jersey, Board of Education, COP,
                      5.50% due 8/01/2012 (c)                                               8,793

             1,000    East Orange, New Jersey, Water Utility, GO, Refunding,
                      5.70% due 6/15/2008 (a)(e)                                            1,083

             4,000    Essex County, New Jersey, Improvement Authority,
                      Lease Revenue Bonds (Correctional Facility Project),
                      6% due 10/01/2010 (b)(e)                                              4,522

             3,300    Essex County, New Jersey, Improvement Authority,
                      Lease Revenue Refunding Bonds (County Jail and
                      Youth House Project), 5.35% due 12/01/2024 (a)                        3,457

             4,400    Essex County, New Jersey, Improvement Authority
                      Revenue Bonds, Series A, 5% due 10/01/2028 (b)                        4,632

             2,705    Essex County, New Jersey, Improvement Authority,
                      Utility System Revenue Bonds (East Orange Franchise),
                      6% due 7/01/2018 (d)                                                  2,939

                      Garden State Preservation Trust of New Jersey, Capital
                      Appreciation Revenue Bonds, Series B (c):
             9,000           5.12%** due 11/01/2023                                         3,938
            10,000           5.20%** due 11/01/2025                                         3,933

                      Garden State Preservation Trust of New Jersey, Open
                      Space and Farmland Preservation Revenue Bonds,
                      Series A (c):
             1,960           5.80% due 11/01/2021                                           2,261
             2,730           5.80% due 11/01/2023                                           3,124
             9,160           5.75% due 11/01/2028                                          11,079


              Face
            Amount    Municipal Bonds                                                     Value
New Jersey (continued)

         $     765    Jersey City, New Jersey, GO, Refunding, Quality School,
                      Series A, 5.375% due 9/01/2017 (c)                              $       829

             2,230    Jersey City, New Jersey, GO, Series B, 5.25%
                      due 9/01/2023 (c)                                                     2,444

             5,250    Lafayette Yard, New Jersey, Community Development
                      Revenue Bonds (Hotel/Conference Center
                      Project--Trenton), 6% due 4/01/2010 (d)(e)                            5,931

             1,550    Middlesex County, New Jersey, COP, 5.25%
                      due 6/15/2023 (d)                                                     1,652

             1,375    Middlesex County, New Jersey, COP, Refunding,
                      5.50% due 8/01/2016 (d)                                               1,512

             5,270    Middlesex County, New Jersey, Improvement
                      Authority, Lease Revenue Bonds (Educational
                      Services Commission Projects), 6% due 7/15/2010 (e)                   5,979

               500    Middlesex County, New Jersey, Improvement
                      Authority Revenue Bonds (Senior Citizens
                      Housing Project), AMT, 5.50% due 9/01/2030 (a)                          529

                      Monmouth County, New Jersey, Improvement
                      Authority, Revenue Refunding Bonds (a):
             1,540           5.35% due 12/01/2017                                           1,678
             1,470           5.375% due 12/01/2018                                          1,602

             1,000    Monroe Township, New Jersey, Municipal Utilities
                      Authority, Middlesex County Revenue Refunding
                      Bonds, 5.25% due 2/01/2016 (b)                                        1,080

            2,465     New Jersey Building Authority, State Building Revenue
                      Refunding Bonds, Series B, 5.25% due 12/15/2016 (b)                   2,771

                      New Jersey EDA, Cigarette Tax Revenue Bonds:
             2,700           5.625% due 6/15/2019                                           2,899
             2,000           5.75% due 6/15/2029                                            2,143
               585           5.50% due 6/15/2031                                              614
             1,180           5.75% due 6/15/2034                                            1,258

             4,315    New Jersey EDA, EDR, Refunding (The Seeing Eye, Inc.
                      Project), 5% due 12/01/2024 (a)                                       4,598

             5,000    New Jersey EDA, Lease Revenue Bonds (University of
                      Medicine and Dentistry--International Center for
                      Public Health Project), 6% due 6/01/2032 (a)                          5,559

                      New Jersey EDA, Motor Vehicle Surcharge Revenue
                      Bonds, Series A (d):
             7,500           5.25% due 7/01/2026                                            8,600
            11,105           5.25% due 7/01/2033                                           12,016
             4,485           5% due 7/01/2034                                               4,732

                      New Jersey EDA, Natural Gas Facilities Revenue
                      Refunding Bonds, AMT (d):
            18,920           (NUI Corporation Projects), Series A, 5.70%
                             due 6/01/2032                                                 19,786
             3,155           RIB, Series 161, 8.74% due 6/01/2032 (k)                       3,444

                      New Jersey EDA, Parking Facility Revenue Bonds
                      (Elizabeth Development Company Project) (b):
             1,430           5.60% due 10/15/2019                                           1,532
             1,000           5.60% due 10/15/2026                                           1,068


ANNUAL REPORTS                                                    JULY 31, 2005


Schedule of Investments (continued)   MuniHoldings New Jersey Insured Fund, Inc.   (in Thousands)
              Face
            Amount    Municipal Bonds                                                     Value
New Jersey (continued)

         $   4,580    New Jersey EDA, Revenue Bonds, DRIVERS, Series 219,
                      9.372% due 5/01/2016 (c)(k)                                     $     5,493

                      New Jersey EDA, School Facilities Construction
                      Revenue Bonds (e):
             7,200           Series A, 5.25% due 6/15/2011 (a)                              7,890
             5,240           Series C, 5% due 6/15/2012 (d)                                 5,704
             9,000           Series L, 5% due 3/01/2030 (c)                                 9,549

             2,500    New Jersey EDA, Solid Waste Disposal Facilities
                      Revenue Bonds (Waste Management Inc.), AMT,
                      Series A, 5.30% due 6/01/2015                                         2,634

                      New Jersey EDA, State Lease Revenue Bonds:
             2,670           (Liberty State Park Project), Series C, 5%
                             due 3/01/2022 (c)                                              2,854
             1,400           (Liberty State Park Project), Series C, 5%
                             due 3/01/2023 (c)                                              1,493
             1,000           (Liberty State Park Project), Series C, 5%
                             due 3/01/2027 (c)                                              1,061
             3,000           (State Office Buildings Projects), 6%
                             due 6/15/2010 (a)(e)                                           3,373
             4,620           (State Office Buildings Projects), 6.25%
                             due 6/15/2010 (a)(e)                                           5,246

                      New Jersey Health Care Facilities Financing Authority
                      Revenue Bonds:
             2,315           (RWJ Healthcare Corporation), Series B, 5%
                             due 7/01/2025                                                  2,416
             3,015           (RWJ Healthcare Corporation), Series B, 5%
                             due 7/01/2035                                                  3,137
             2,820           (Society of the Valley Hospital), 5.375%
                             due 7/01/2025 (a)                                              3,035
             2,135           (Somerset Medical Center), 5.50% due 7/01/2033                 2,184
             5,440           (South Jersey Hospital), 6% due 7/01/2026                      5,874

                      New Jersey Health Care Facilities Financing Authority,
                      Revenue Refunding Bonds:
             4,000           (AHS Hospital Corporation), Series A, 6%
                             due 7/01/2013 (a)                                              4,594
             1,455           (Atlantic City Medical Center), 6.25%
                             due 7/01/2017                                                  1,650
             3,500           (Atlantic City Medical Center), 5.75%
                             due 7/01/2025                                                  3,773
             1,775           (Holy Name Hospital), 6% due 7/01/2025                         1,851
             1,000           (Meridian Health System Obligation Group),
                             5.375% due 7/01/2024 (c)                                       1,071
             2,215           (Saint Clare's Hospital Inc.), Series A, 4.25%
                             due 7/01/2017 (i)                                              2,197

                      New Jersey Sports and Exposition Authority, Luxury Tax
                      Revenue Refunding Bonds, (Convention Center) (d):
             2,000           5.50% due 3/01/2021                                            2,315
             1,000           5.50% due 3/01/2022                                            1,159


              Face
            Amount    Municipal Bonds                                                     Value
New Jersey (continued)

         $   2,400    New Jersey Sports and Exposition Authority,
                      State Contract Revenue Bonds, Series A, 6%
                      due 3/01/2013 (d)                                               $     2,660

             7,500    New Jersey State Educational Facilities Authority,
                      Higher Education, Capital Improvement Revenue
                      Bonds, Series A, 5.125% due 9/01/2022 (a)                             8,054

                      New Jersey State Educational Facilities Authority
                      Revenue Bonds:
            18,325           (Capital Improvement Fund), Series A, 5.75%
                             due 9/01/2010 (c)(e)                                          20,231
             3,615           (Rowan University), Series C, 5.125%
                             due 7/01/2028 (d)                                              3,859
             3,260           (Rowan University), Series C, 5%
                             due 7/01/2034 (d)                                              3,440

                      New Jersey State Educational Facilities Authority,
                      Revenue Refunding Bonds:
             7,510           (Montclair State University), Series L, 5%
                             due 7/01/2034 (d)                                              7,924
             1,355           (Rowan University), 4.50% due 7/01/2027 (a)                    1,364
             2,375           (Rowan University), Series C, 5.25%
                             due 7/01/2017 (b)                                              2,597
             2,820           (Rowan University), Series C, 5.25%
                             due 7/01/2018 (b)                                              3,079
             2,635           (Rowan University), Series C, 5.25%
                             due 7/01/2019 (b)                                              2,877
             1,410           (Rowan University), Series C, 5%
                             due 7/01/2031 (b)                                              1,474
             4,000           (University of Medicine and Dentistry), Series B,
                             5.25% due 12/01/2017 (a)                                       4,069

                      New Jersey State Housing and Mortgage Finance
                      Agency, Home Buyer Revenue Bonds, AMT, Series U (d):
             1,000           5.60% due 10/01/2012                                           1,040
             2,820           5.65% due 10/01/2013                                           2,925
             3,000           5.75% due 4/01/2018                                            3,109
               805           5.85% due 4/01/2029                                              833

             1,205    New Jersey State Housing and Mortgage Finance
                      Agency, Home Buyer Revenue Refunding Bonds,
                      AMT, Series S, 5.95% due 10/01/2017 (d)                               1,244

            11,225    New Jersey State Housing and Mortgage Financing
                      Agency, Capital Fund Program Revenue Bonds,
                      Series A, 4.70% due 11/01/2025 (c)                                   11,418

             2,590    New Jersey State Housing and Mortgage Financing
                      Agency, M/F Revenue Bonds, Series D, 4.60%
                      due 11/01/2025 (b)                                                    2,603

             5,000    New Jersey State Transit Corporation, COP (Federal
                      Transit Administration Grants), Series A, 6.125%
                      due 9/15/2009 (a)(e)                                                  5,550


ANNUAL REPORTS                                                    JULY 31, 2005


Schedule of Investments (continued)   MuniHoldings New Jersey Insured Fund, Inc.   (in Thousands)
              Face
            Amount    Municipal Bonds                                                     Value
New Jersey (continued)

         $   7,500    New Jersey State Transportation Trust Fund Authority,
                      Transportation System Revenue Bonds, Series A,
                      6% due 6/15/2010 (e)                                            $     8,433

                      New Jersey State Transportation Trust Fund Authority,
                      Transportation System Revenue Refunding Bonds,
                      Series B (d):
             7,410           5.50% due 12/15/2015                                           8,429
             9,165           5.50% due 12/15/2021                                          10,672

             7,615    New Jersey State Turnpike Authority, Turnpike Revenue
                      Bonds, Series B, 5.15%** due 1/01/2035 (a)                            4,946

                      New Jersey State Turnpike Authority, Turnpike Revenue
                      Refunding Bonds (d):
            20,000           Series A, 5.75% due 1/01/2010 (e)                             22,122
             1,165           Series C, 6.50% due 1/01/2016                                  1,397
             4,355           Series C, 6.50% due 1/01/2016 (g)                              5,214
             4,665           Series C-1, 4.50% due 1/01/2031 (a)                            4,665

                      North Bergen Township, New Jersey, Board of
                      Education, COP (c):
             1,000           6% due 12/15/2010 (e)                                          1,143
             3,260           6.25% due 12/15/2010 (e)                                       3,767
             1,250           5% due 12/15/2018                                              1,326

             3,035    Orange Township, New Jersey, Municipal Utility
                      and Lease, GO, Refunding, Series C, 5.10%
                      due 12/01/2017 (d)                                                    3,228

                      Paterson, New Jersey, Public School District, COP (d):
             1,980           6.125% due 11/01/2015                                          2,219
             2,000           6.25% due 11/01/2019                                           2,249

             4,750    Port Authority of New York and New Jersey,
                      Consolidated Revenue Refunding Bonds, AMT,
                      119th Series, 5.50% due 9/15/2019 (b)                                 4,912

                      Port Authority of New York and New Jersey, Special
                      Obligation Revenue Bonds, AMT (d):
             2,375           DRIVERS, Series 192, 8.845% due 12/01/2025 (k)                 2,637
             2,165           (JFK International Air Terminal LLC), RIB, Series 157,
                             8.85% due 12/01/2022 (k)                                       2,484
            13,500           (JFK International Air Terminal LLC), Series 6,
                             6.25% due 12/01/2011                                          15,191
             1,500           (JFK International Air Terminal LLC), Series 6,
                             6.25% due 12/01/2015                                           1,725

             9,600    Rahway Valley Sewerage Authority, New Jersey,
                      Sewer Revenue Bonds (Capital Appreciation),
                      Series A, 4.79%** due 9/01/2028 (d)                                   3,206

                      South Jersey Port Corporation of New Jersey, Revenue
                      Refunding Bonds:
             3,750           4.50% due 1/01/2015                                            3,857
             1,920           4.50% due 1/01/2016                                            1,962
             1,500           5% due 1/01/2026                                               1,560
             2,000           5.10% due 1/01/2033                                            2,084


              Face
            Amount    Municipal Bonds                                                     Value
New Jersey (concluded)

         $   4,755    Tobacco Settlement Financing Corporation of New
                      Jersey Revenue Bonds, 7% due 6/01/2041                          $     5,749

             4,325    Trenton, New Jersey, Parking Authority, Parking
                      Revenue Bonds, DRIVERS, Series 221, 10.76%
                      due 4/01/2010 (b)(e)(k)                                               5,409

             4,740    University of Medicine and Dentistry, New Jersey,
                      Revenue Bonds, Series A, 5.50% due 12/01/2027 (a)                     5,265

             2,000    University of Medicine and Dentistry of New Jersey,
                      COP, 5% due 6/15/2029 (d)                                             2,102

             8,580    West Deptford Township, New Jersey, GO, 5.625%
                      due 9/01/2010 (b)(e)                                                  9,534

                      West Orange, New Jersey, Board of Education,
                      COP (d)(e):
             2,040           5.75% due 10/01/2009                                           2,263
             3,615           6% due 10/01/2009                                              4,045


Puerto Rico--7.5%

             4,500    Puerto Rico Commonwealth Highway and
                      Transportation Authority, Transportation
                      Revenue Refunding Bonds, Series J, 5%
                      due 7/01/2029 (d)                                                     4,783

                      Puerto Rico Electric Power Authority, Power
                      Revenue Bonds:
            10,000           Series HH, 5.25% due 7/01/2029 (c)                            10,779
             5,100           Series RR, 5% due 7/01/2028 (f)                                5,432

                      Puerto Rico Industrial, Tourist, Educational, Medical
                      and Environmental Control Facilities Revenue Bonds,
                      Series A:
             1,780           (Hospital Auxilio Mutuo Obligation Group),
                             6.25% due 7/01/2024 (d)                                        1,816
             1,750           (Hospital de la Concepcion), 6.50%
                             due 11/15/2020                                                 1,993

                      Total Municipal Bonds
                      (Cost--$509,447)--165.3%                                            543,486


            Shares
              Held    Short-Term Securities
             6,132    CMA New Jersey Municipal Money Fund (h)                               6,132

                      Total Short-Term Securities
                      (Cost--$6,132)--1.8%                                                  6,132

Total Investments (Cost--$515,579*)--167.1%                                               549,618
Liabilities in Excess of Other Assets--(5.4%)                                            (17,745)
Preferred Stock, at Redemption Value--(61.7%)                                           (203,020)
                                                                                      -----------
Net Assets Applicable to Common Stock--100.0%                                         $   328,853
                                                                                      ===========


ANNUAL REPORTS                                                    JULY 31, 2005


Schedule of Investments (concluded)  MuniHoldings New Jersey Insured Fund, Inc.

  * The cost and unrealized appreciation (depreciation) of investments, as of July 31, 2005, as computed for federal income tax purposes, were as follows:

                                                              (in Thousands)

    Aggregate cost                                           $       515,533
                                                             ===============
    Gross unrealized appreciation                            $        34,129
    Gross unrealized depreciation                                       (44)
                                                             ---------------
    Net unrealized appreciation                              $        34,085
                                                             ===============

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Prerefunded.

(f) CIFG Insured.

(g) Escrowed to maturity.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                              (in Thousands)

                                                        Net         Dividend
    Affiliate                                         Activity        Income

    CMA New Jersey Municipal Money Fund                 5,984        $   100

(i) Radian Insured.

(j) All or a portion of security held as collateral in connection with open financial futures contracts.

(k) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

    Forward interest rate swaps outstanding as of July 31, 2005 were as follows:

                                                              (in Thousands)

                                                      Notional    Unrealized
                                                       Amount   Depreciation

    Receive a variable rate equal to the 7-Day Bond
    Market Association Municipal Swap Index Rate and pay a fixed rate of 3.82%

    Broker, JPMorgan Chase Bank
    Expires November 2018                              $  4,210   $     (21)

    Receive a variable rate equal to the 7-Day Bond
    Market Association Municipal Swap Index Rate and pay a fixed rate of 4.042%

    Broker, JPMorgan Chase Bank
    Expires August 2026                                $  8,905   $     (98)
                                                                  ----------
    Total                                                         $    (119)
                                                                  ==========



    Financial futures contracts sold as of July 31, 2005 were as follows:

                                                              (in Thousands)

    Number of                       Expiration        Face        Unrealized
    Contracts        Issue             Date          Value      Appreciation

       265        10-Year U.S.      September
                 Treasury Notes        2005         $29,770             $359


    See Notes to Financial Statements.




ANNUAL REPORTS                                                    JULY 31, 2005


Statements of Net Assets
                                                                                                                   MuniHoldings
                                                                                                                    New Jersey
                                                                                                 MuniHoldings        Insured
As of July 31, 2005                                                                              Fund II, Inc       Fund, Inc.
Assets

           Investments in unaffiliated securities, at value*                                   $   255,390,145    $   543,485,676
           Investments in affiliated securities, at value**                                             11,703          6,132,250
           Cash                                                                                      1,018,574             19,802
           Interest receivable                                                                       3,619,599          5,329,247
           Receivable for securities sold                                                               66,693            200,318
           Receivable for variation margin                                                                  --            173,906
           Dividends receivable from affiliates                                                             --                294
           Prepaid expenses and other assets                                                             1,535              2,256
                                                                                               ---------------    ---------------
           Total assets                                                                            260,108,249        555,343,749
                                                                                               ---------------    ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                                           --            119,480
           Payable for securities purchased                                                          5,352,437         23,077,264
           Payable to the investment adviser                                                           103,625            203,128
           Payable for other affiliates                                                                  1,798              8,190
           Accrued expenses                                                                             43,182             62,878
                                                                                               ---------------    ---------------
           Total liabilities                                                                         5,501,042         23,470,940
                                                                                               ---------------    ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share*** of AMPS+++
           at $25,000 per share liquidation preference                                              87,018,757        203,020,001
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                               $   167,588,450    $   328,852,808
                                                                                               ===============    ===============

Net Assets Consist of

           Undistributed investment income--net                                                $     2,695,188    $     4,369,798
           Accumulated realized capital losses--net                                               (16,576,080)       (28,337,028)
           Unrealized appreciation--net                                                             15,452,099         34,278,458
                                                                                               ---------------    ---------------
           Total accumulated earnings--net                                                           1,571,207         10,311,228
                                                                                               ---------------    ---------------
           Common Stock, par value $.10 per share++                                                  1,114,695          2,105,031
           Paid-in capital in excess of par                                                        164,902,548        316,436,549
                                                                                               ---------------    ---------------
           Net Assets                                                                          $   167,588,450    $   328,852,808
                                                                                               ===============    ===============
           Net asset value per share of Common Stock                                           $         15.03    $         15.62
                                                                                               ===============    ===============
           Market price                                                                        $         15.25    $         15.89
                                                                                               ===============    ===============
             * Identified cost on unaffiliated securities                                      $   239,938,046    $   509,447,233
                                                                                               ===============    ===============
            ** Identified cost on affiliated securities                                        $        11,703    $     6,132,250
                                                                                               ===============    ===============
           *** Preferred Shares authorized, issued and outstanding:
                 Series A Shares                                                                         1,740              1,360
                                                                                               ===============    ===============
                 Series B Shares                                                                         1,740              1,360
                                                                                               ===============    ===============
                 Series C Shares                                                                            --              2,400
                                                                                               ===============    ===============
                 Series D Shares                                                                            --              1,880
                                                                                               ===============    ===============
                 Series E Shares                                                                            --              1,120
                                                                                               ===============    ===============
            ++ Common Stock issued and outstanding                                                  11,146,945         21,050,312
                                                                                               ===============    ===============

           +++ Auction Market Preferred Stock.

               See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2005


Statements of Operations
                                                                                                                   MuniHoldings
                                                                                                                    New Jersey
                                                                                                 MuniHoldings        Insured
For the Year Ended July 31, 2005                                                                Fund II, Inc.       Fund, Inc.
Investment Income

           Interest and amortization of premium and discount earned                            $    13,994,596    $    25,501,200
           Dividends from affiliates                                                                     3,589            100,410
                                                                                               ---------------    ---------------
           Total income                                                                             13,998,185         25,601,610
                                                                                               ---------------    ---------------

Expenses

           Investment advisory fees                                                                  1,374,993          2,911,978
           Commission fees                                                                             220,440            515,002
           Accounting services                                                                         101,248            176,658
           Professional fees                                                                            54,046             55,300
           Transfer agent fees                                                                          44,424             82,742
           Directors' fees and expenses                                                                 33,433             33,433
           Printing and shareholder reports                                                             29,505             39,501
           Listing fees                                                                                 19,248             19,117
           Pricing fees                                                                                 16,459             21,870
           Custodian fees                                                                               15,761             30,287
           Other                                                                                        34,457             51,149
                                                                                               ---------------    ---------------
           Total expenses before waiver and/or reimbursement                                         1,944,014          3,937,037
           Waiver and/or reimbursement of expenses                                                       (682)          (202,100)
                                                                                               ---------------    ---------------
           Total expenses after waiver and/or reimbursement of expenses                              1,943,332          3,734,937
                                                                                               ---------------    ---------------
           Investment income--net                                                                   12,054,853         21,866,673
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                      2,156,742         10,231,368
               Futures contracts and forward interest rate swaps--net                                       --          (976,713)
                                                                                               ---------------    ---------------
           Total realized gain--net                                                                  2,156,742          9,254,655
                                                                                               ---------------    ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                     10,744,979          3,268,531
               Futures contracts and forward interest rate swaps--net                                       --          1,374,188
                                                                                               ---------------    ---------------
           Total unrealized appreciation--net                                                       10,744,979          4,642,719
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                  12,901,721         13,897,374
                                                                                               ---------------    ---------------

Dividends to Preferred Shareholders

           Investment income--net                                                                  (1,593,265)        (3,321,072)
                                                                                               ---------------    ---------------
           Net Increase in Net Assets Resulting from Operations                                $    23,363,309    $    32,442,975
                                                                                               ===============    ===============

           See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2005


Statements of Changes in Net Assets                                                                    MuniHoldings Fund II, Inc.
                                                                                                       For the Year Ended
                                                                                                            July 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

           Investment income--net                                                              $    12,054,853    $    12,730,739
           Realized gain--net                                                                        2,156,742          1,473,299
           Change in unrealized appreciation--net                                                   10,744,979          4,093,131
           Dividends to Preferred Stock shareholders                                               (1,593,265)        (1,075,425)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     23,363,309         17,221,744
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                                 (11,625,476)       (11,454,921)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders       (11,625,476)       (11,454,921)
                                                                                               ---------------    ---------------

Common Stock Transactions

           Value of shares issued to Common Stock shareholders in reinvestment of dividends            267,353            554,819
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                                  12,005,186          6,321,642
           Beginning of year                                                                       155,583,264        149,261,622
                                                                                               ---------------    ---------------
           End of year*                                                                        $   167,588,450    $   155,583,264
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     2,695,188    $     3,859,076
                                                                                               ===============    ===============

                 See Notes to Financial Statements.



                                                                                       MuniHoldings New Jersey Insured Fund, Inc.

                                                                                                       For the Year Ended
                                                                                                            July 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

           Investment income--net                                                              $    21,866,673    $    22,408,048
           Realized gain (loss)--net                                                                 9,254,655          (597,531)
           Change in unrealized appreciation/depreciation--net                                       4,642,719         11,546,144
           Dividends to Preferred Stock shareholders                                               (3,321,072)        (1,745,502)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                     32,442,975         31,611,159
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                                 (19,944,606)       (19,565,910)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders       (19,944,606)       (19,565,910)
                                                                                               ---------------    ---------------

Common Stock Transactions

           Value of shares issued to Common Stock shareholders in reinvestment of dividends            183,190                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                                  12,681,559         12,045,249
           Beginning of year                                                                       316,171,249        304,126,000
                                                                                               ---------------    ---------------
           End of year*                                                                        $   328,852,808    $   316,171,249
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $     4,369,798    $     5,768,803
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2005


Financial Highlights                                                                                   MuniHoldings Fund II, Inc.

The following per share data and ratios have been derived                          For the Year Ended July 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    13.98    $    13.46   $    13.51   $    13.42   $    12.45
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                     1.08++        1.15++       1.16++         1.10         1.06
           Realized and unrealized gain (loss)--net                     1.15           .50        (.15)        (.04)          .95
           Less dividends to Preferred Stock shareholders from
           investment income--net                                      (.14)         (.10)        (.10)        (.13)        (.28)
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             2.09          1.55          .91          .93         1.73
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends to Common Stock shareholders from
           investment income--net                                     (1.04)        (1.03)        (.96)        (.84)        (.76)
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    15.03    $    13.98   $    13.46   $    13.51   $    13.42
                                                                  ----------    ----------   ----------   ----------   ----------
           Market price per share, end of year                    $    15.25    $    13.53   $    13.16   $    12.96   $    12.35
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                         15.46%        11.88%        7.15%        7.56%       14.86%
                                                                  ==========    ==========   ==========   ==========   ==========
           Based on market price per share                            21.04%        10.75%        9.21%       12.12%       15.06%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement*                       1.19%         1.21%        1.26%        1.29%        1.28%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total expenses*                                             1.19%         1.22%        1.26%        1.29%        1.28%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total investment income--net*                               7.38%         8.13%        8.48%        8.27%        8.29%
                                                                  ==========    ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock shareholders          .98%          .69%         .74%         .95%        2.20%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                                6.40%         7.44%        7.74%        7.32%        6.09%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders                   1.84%         1.23%        1.28%        1.60%        3.59%
                                                                  ==========    ==========   ==========   ==========   ==========


ANNUAL REPORTS                                                    JULY 31, 2005


Financial Highlights (concluded)                                                                       MuniHoldings Fund II, Inc.

The following per share data and ratios have been derived                          For the Year Ended July 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

           Net assets applicable to Common Stock,
           end of year (in thousands)                             $  167,588    $  155,583   $  149,262   $  149,633   $  148,618
                                                                  ==========    ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of year
           (in thousands)                                         $   87,000    $   87,000   $   87,000   $   87,000   $   87,000
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         45.11%        31.03%       44.03%       46.31%       57.57%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                              $    2,926    $    2,788   $    2,716   $    2,720   $    2,708
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                       $      445    $      223   $      279   $      409   $      908
                                                                  ==========    ==========   ==========   ==========   ==========
           Series B--Investment income--net                       $      471    $      395   $      363   $      394   $      890
                                                                  ==========    ==========   ==========   ==========   ==========

             * Do not reflect the effect of dividends to Preferred Stock shareholders.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.



ANNUAL REPORTS                                                    JULY 31, 2005


Financial Highlights                                                                   MuniHoldings New Jersey Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended July 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    15.03    $    14.46   $    14.90   $    14.54   $    13.14
                                                                  ----------    ----------   ----------   ----------   ----------
           Investment income--net                                     1.04++        1.07++       1.08++       1.06++         1.08
           Realized and unrealized gain (loss)--net                      .66           .51        (.54)          .31         1.39
           Less dividends to Preferred Stock shareholders from
           investment income--net                                      (.16)         (.08)        (.09)        (.15)        (.34)
           Capital write-off resulting from issuance of
           Preferred Stock                                                --            --           --           --        --+++
                                                                  ----------    ----------   ----------   ----------   ----------
           Total from investment operations                             1.54          1.50          .45         1.22         2.13
                                                                  ----------    ----------   ----------   ----------   ----------
           Less dividends to Common Stock shareholders from
           investment income--net                                      (.95)         (.93)        (.89)        (.86)        (.73)
                                                                  ----------    ----------   ----------   ----------   ----------
           Capital write-off resulting from issuance of
           Common Stock                                                   --            --           --           --        --+++
                                                                  ----------    ----------   ----------   ----------   ----------
           Net asset value, end of year                           $    15.62    $    15.03   $    14.46   $    14.90   $    14.54
                                                                  ----------    ----------   ----------   ----------   ----------
           Market price per share, end of year                    $    15.89    $    14.17   $    13.59   $    14.24   $    12.64
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                         10.63%        10.90%        3.32%        9.16%       17.26%
                                                                  ==========    ==========   ==========   ==========   ==========
           Based on market price per share                            19.37%        11.24%        1.61%       20.01%       14.60%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of waiver and reimbursement
           and excluding reorganization expenses*                      1.14%         1.13%        1.15%        1.19%        1.18%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total expenses, net of waiver and reimbursement*            1.14%         1.13%        1.15%        1.22%        1.18%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total expenses*                                             1.20%         1.21%        1.23%        1.29%        1.29%
                                                                  ==========    ==========   ==========   ==========   ==========
           Total investment income--net*                               6.69%         6.97%        7.05%        7.32%        7.72%
                                                                  ==========    ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock shareholders         1.02%          .54%         .61%        1.00%        2.43%
                                                                  ==========    ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                                5.67%         6.43%        6.44%        6.32%        5.29%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders                   1.64%          .86%         .97%        1.51%        3.46%
                                                                  ==========    ==========   ==========   ==========   ==========


ANNUAL REPORTS                                                    JULY 31, 2005


Financial Highlights (concluded)                                                       MuniHoldings New Jersey Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended July 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

           Net assets applicable to Common Stock,
           end of year (in thousands)                             $  328,853    $  316,171   $  304,126   $  313,515   $  305,913
                                                                  ==========    ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of year
           (in thousands)                                         $  203,000    $  203,000   $  203,000   $  203,000   $  203,000
                                                                  ==========    ==========   ==========   ==========   ==========
           Portfolio turnover                                         29.61%         8.53%       28.89%       20.05%       55.60%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                              $    2,620    $    2,557   $    2,498   $    2,544   $    2,507
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                       $      402    $      206   $      233   $      356   $      830
                                                                  ==========    ==========   ==========   ==========   ==========
           Series B--Investment income--net                       $      403    $      210   $      240   $      381   $      872
                                                                  ==========    ==========   ==========   ==========   ==========
           Series C--Investment income--net                       $      419    $      235   $      247   $      389   $      871
                                                                  ==========    ==========   ==========   ==========   ==========
           Series D--Investment income--net                       $      415    $      210   $      240   $      363   $      901
                                                                  ==========    ==========   ==========   ==========   ==========
           Series E--Investment income--net                       $      394    $      197   $      247   $      393   $      310
                                                                  ==========    ==========   ==========   ==========   ==========

             * Do not reflect the effect of dividends to Preferred Stock shareholders.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

           +++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


ANNUAL REPORTS                                                    JULY 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbols MUH and MUJ, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



ANNUAL REPORTS                                                    JULY 31, 2005



Notes to Financial Statements (continued)


(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock for the year ended July 31, 2005. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment described below:

                                   Investment             Reimbursement

MuniHoldings Fund II, Inc.         Merrill Lynch
                                   Institutional
                                   Tax-Exempt Fund              $   682

MuniHoldings New Jersey            CMA New Jersey
   Insured Fund, Inc.              Municipal Money Fund         $31,353


In addition, FAM earned fees of $2,911,978 of which $170,747 was waived, relating to MuniHoldings New Jersey Insured Fund, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received $1,000 in commissions on the execution of portfolio security transactions for MuniHoldings Fund II, Inc. for the year ended July 31, 2005.

For the year ended July 31, 2005, MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. reimbursed FAM $5,673 and $12,006, respectively, for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2005 were as follows:


                                                           MuniHoldings
                                                             New Jersey
                                        MuniHoldings            Insured
                                       Fund II, Inc.         Fund, Inc.

Total Purchases                         $111,825,961       $159,010,897
Total Sales                             $110,829,669       $157,781,722


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors are authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding for MuniHoldings Fund II, Inc. during the years ended July 31, 2005 and July 31, 2004 increased by 18,116 and 38,841, respectively, as a result of dividend reinvestment.

Shares issued and outstanding for MuniHoldings New Jersey Insured Fund, Inc. during the year ended July 31, 2005 increased by 11,698 as a result of dividend reinvestment and during the year ended July 31, 2004 remained constant.



ANNUAL REPORTS                                                    JULY 31, 2005



Notes to Financial Statements (concluded)


Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Funds, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 2005 were as follows:


                                                           MuniHoldings
                                                             New Jersey
                                        MuniHoldings            Insured
                                       Fund II, Inc.         Fund, Inc.

Series A                                       2.20%              1.75%
Series B                                      2.249%              1.80%
Series C                                          --              1.90%
Series D                                          --              1.85%
Series E                                          --              1.60%


Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 2005, MLPF&S earned commissions as follows:


                                                            Commissions

MuniHoldings Fund II, Inc.                                   $   94,769
MuniHoldings New Jersey Insured Fund, Inc.                   $  260,686


5. Distributions to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.087000 per share and $.079000 per share relating to MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. respectively, on August 30, 2005 to shareholders of record on August 15, 2005.


MuniHoldings Fund II, Inc.

The tax character of distributions paid during the fiscal years ended July 31, 2005 and July 31, 2004 was as follows:


                                           7/31/2005          7/31/2004
Distributions paid from:
   Tax-exempt income                 $    13,218,741    $    12,530,346
                                     ---------------    ---------------
Total distributions                  $    13,218,741    $    12,530,346
                                     ===============    ===============


As of July 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $     2,331,369
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             2,331,369
Capital loss carryforward                                 (16,576,080)*
Unrealized gains--net                                      15,815,918**
                                                        ---------------
Total accumulated earnings--net                         $     1,571,207
                                                        ===============

 * On July 31, 2005, the Fund had a net capital loss carryforward of $16,576,080, of which $3,589,486 expires in 2008, $12,107,981 expires in 2009, $689,205 expires in 2010 and $189,408 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


MuniHoldings New Jersey Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended July 31, 2005 and July 31, 2004 was as follows:


                                           7/31/2005          7/31/2004

Distributions paid from:
   Tax-exempt income                 $    23,265,678    $    21,311,412
                                     ---------------    ---------------
Total distributions                  $    23,265,678    $    21,311,412
                                     ===============    ===============


As of July 31, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                    $     4,323,390
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             4,323,390
Capital loss carryforward                                 (27,784,060)*
Unrealized gains--net                                      33,771,898**
                                                        ---------------
Total accumulated earnings--net                         $    10,311,228
                                                        ===============

 * On July 31, 2005, the Fund had a net capital loss carryforward of $27,784,060, of which $750,299 expires in 2008, $26,797,867 expires in 2009 and $235,894 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.



ANNUAL REPORTS                                                    JULY 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniHoldings Fund II, Inc. and
MuniHoldings New Jersey Insured Fund, Inc.:

We have audited the accompanying statements of net assets of MuniHoldings
Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. (the "Funds"), including the schedules of investments, as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. at July 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
September 12, 2005



Fund Certification (unaudited)


In February 2005, MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniHoldings Fund II, Inc. and MuniHoldings New Jersey Insured Fund, Inc. during the taxable year ended July 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.



ANNUAL REPORTS                                                    JULY 31, 2005



Automatic Dividend Reinvestment Plan


The following description of the Funds' Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to each Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Funds declare an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that each Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of each Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.



ANNUAL REPORTS                                                    JULY 31, 2005



In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Funds as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Funds' shares is above the net asset value, participants in the Plan will receive shares of the Funds at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when each Fund's shares are trading at a premium over net asset value, each Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Funds reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York , NY 10286-1258, Telephone: 800-432-8224.



ANNUAL REPORTS                                                    JULY 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of each Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of each Fund's investment advisory agreement (each an "Investment Advisory Agreement" and together, the "Investment Advisory Agreements"). The Board assesses the nature, scope and quality of the services provided to each Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to each Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors--In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requested and received materials specifically relating to each Fund's Investment Advisory Agreement. These materials are prepared with respect to each Fund, and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of each Fund as compared to a comparable group of funds as classified by Lipper;
(b) sales data for each Fund; (c) a discussion by each Fund's portfolio management team of investment strategies used by each Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with each Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients under similar investment mandates. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, each Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with each Fund.



ANNUAL REPORTS                                                    JULY 31, 2005



Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's Investment Advisory Agreement in February 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund. The Board focused primarily on the Investment Adviser's investment advisory services and each Fund's investment performance, having concluded that the other services provided to each Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The Board considered the small number of funds classified by Lipper as comparable funds to MuniHoldings New Jersey Insured Fund, Inc. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. MuniHoldings Fund II, Inc.'s performance after fees and expenses ranked in the first quartile for each of the one-, three- and five-year periods ended November 30, 2004. MuniHoldings New Jersey Insured Fund, Inc.'s performance after fees and expenses ranked in the third quartile for the one-year period, in the second quartile for the three-year period, and in the first quartile for the five-year period, ended November 30, 2004. Considering these factors, the Board concluded that each Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviewed each Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to each Fund's portfolio managers. The Board also considered the experience of each Fund's portfolio management team and noted that Mr. DiMella, the portfolio manager for MuniHoldings Fund II, Inc., has more than 12 years experience in portfolio management, and Mr. Jaeckel, the portfolio manager for MuniHoldings New Jersey Insured Fund, Inc., has more than 14 years experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by each Fund. The Board concluded that each Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviewed each Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compared each Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases were slightly less than those being charged to each Fund. Each Fund's contractual and actual management fee rates were lower than the median fees charged by comparable funds. The Board has concluded that each Fund's management fee and fee rate (including fee waivers) and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considered the cost of the services provided to each Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relation to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of each Fund and concluded that there was a reasonable basis for the allocation. The Board concluded the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board noted that because each Fund is a closed-end fund and assets will not increase significantly, no economies of scale will be realized.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreements, concluding that each advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



ANNUAL REPORTS                                                    JULY 31, 2005



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of its net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



Officers and Directors
                                                                                             Number of
                                                                                             Portfolios in  Other Public
                        Position(s)  Length of                                               Fund Complex   Directorships
                        Held with    Time                                                    Overseen by    Held by
Name, Address & Age     Funds        Served   Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since  130 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;    178 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 50                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since 2001;
                                              President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") since 2001; Chief
                                              Investment Officer of Oppenheimer Funds, Inc.
                                              in 1999 and Executive Vice President thereof
                                              from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser.
 Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
 Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


ANNUAL REPORTS                                                    JULY 31, 2005


Officers and Directors (continued)
                                                                                             Number of
                                                                                             Portfolios in  Other Public
                        Position(s)  Length of                                               Fund Complex   Directorships
                        Held with    Time                                                    Overseen by    Held by
Name, Address & Age     Funds        Served   Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors*


Ronald W. Forbes**      Director     1998 to  Professor Emeritus of Finance, School of       48 Funds       None
P.O. Box 9095                        present  Business, State University of New York at      48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof from
NJ 08543-9095                                 1989 to 2000; International Consultant, Urban
Age: 64                                       Institute, Washington D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     1998 to  Professor, Harvard Business School since       48 Funds       Newell
P.O. Box 9095                        present  1989; Associate Professor, J.L. Kellogg        48 Portfolios  Rubbermaid, Inc.
Princeton,                                    Graduate School of Management, Northwestern                   (manufacturing)
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 53                                       Professor, Graduate School of Business
                                              Administration, University of Michigan from
                                              1979 to 1985; Director, Harvard Business School
                                              of Publishing since 2005.


Jean Margo Reid         Director     2004 to  Self-employed consultant since 2001; Counsel   48 Funds       None
P.O. Box 9095                        present  of Alliance Capital Management (investment     48 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director
NJ 08543-9095                                 and Secretary of Sanford C. Bernstein & Co., Inc.
Age: 59                                       (investment adviser/broker-dealer) from 1997
                                              to 2000; Secretary, Sanford C. Bernstein Fund,
                                              Inc. from 1994 to 2000; Director and Secretary
                                              of SCB, Inc. since 1998; Director and Secretary
                                              of SCB Partners, Inc. since 2000; Director of
                                              Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to  President, Middle East Institute from 1995     48 Funds       None
P.O. Box 9095                        present  to 2001; Foreign Service Officer, United       48 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister, from 1989 to 1995; Deputy
Age: 69                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to The
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1998 to  Professor of Finance from 1984 to 1995,        48 Funds       Bowne & Co.,
P.O. Box 9095                        present  Dean from 1984 to 1993 and Dean Emeritus       48 Portfolios  Inc. (financial
Princeton,                                    since 1995 of New York University Leonard                     printers);
NJ 08543-9095                                 N. Stern School of Business Administration.                   Vornado Realty
Age: 67                                                                                                     Trust (real estate
                                                                                                            company);
                                                                                                            Alexander's, Inc.
                                                                                                            (real estate
                                                                                                            company)


Edward D. Zinbarg       Director     2000 to  Self-employed financial consultant since       48 Funds       None
P.O. Box 9095                        present  1994; Executive Vice President of The          48 Portfolios
Princeton,                                    Prudential Insurance Company of America from
NJ 08543-9095                                 1988 to 1994; former Director of Prudential
Age: 70                                       Reinsurance Company and former Trustee of the
                                              Prudential Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


ANNUAL REPORTS                                                    JULY 31, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999 and
Princeton,              and          and      Director since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999;
NJ 08543-9011           Treasurer    1999 to  Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Kenneth A. Jacob        Senior       2002 to  Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
P.O. Box 9011           Vice         present  of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 54


John M. Loffredo        Senior       2002 to  Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
P.O. Box 9011           Vice         present  of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 41


Robert A. DiMella       Vice         1998 to  Managing Director of MLIM since 2004; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           President    present  Management) of MLIM from 2002 to 2004; Vice President of MLIM from 1996
Princeton,                                    to 2001.
NJ 08543-9011
Age: 38


Theodore R. Jaeckel Jr. Vice         1998 to  Managing Director of MLIM since 2005; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           President    present  Management) of MLIM from 1997 to 2005; Vice President of MLIM from 1991
Princeton,                                    to 1997.
NJ 08543-9011
Age: 45


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 53                                       and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                              Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                              at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission's
                                              Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Funds serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286



Investment Objectives


NYSE Symbol  MuniHoldings Fund II, Inc. seeks to provide shareholders with
MUH current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of the bond counsel to the issuer, is exempt from federal income taxes.

NYSE Symbol  MuniHoldings New Jersey Insured Fund, Inc. seeks to provide
MUJ shareholders with current income exempt from federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.


ANNUAL REPORTS                                                    JULY 31, 2005


Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


ANNUAL REPORTS                                                    JULY 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending July 31, 2005 - $32,000
                                    Fiscal Year Ending July 31, 2004 - $31,500

           (b) Audit-Related Fees - Fiscal Year Ending July 31, 2005 - $3,500
                                    Fiscal Year Ending July 31, 2004 - $3,000

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ending July 31, 2005 - $5,700
                                    Fiscal Year Ending July 31, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending July 31, 2005 - $0
                                    Fiscal Year Ending July 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending July 31, 2005 - $9,200
               Fiscal Year Ending July 31, 2004 - $8,200

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid (as of August 20, 2004)
           Kevin A. Ryan (retired as of December 31, 2004)
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings New Jersey Insured Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings New Jersey Insured Fund, Inc.


Date: September 23, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings New Jersey Insured Fund, Inc.


Date: September 23, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings New Jersey Insured Fund, Inc.


Date: September 23, 2005